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                                                                 Exhibit 10.99.4

                               LICENSE AGREEMENT


     THIS LICENSE AGREEMENT ("License") is entered into this 6th day of March, 1997, by and between Youth Services International, Inc. ("YSI"), a Maryland corporation with principal place of business at 2 Park Center Court, Suite 200, Owings Mills, Maryland 21117, and International Youth Institute, Inc. ("IYI"), a Maryland corporation with principal place of business at 901 N. Pitt Street, Suite 250, Alexandria, Virginia 22314. Both YSI and IYI are sometimes referred to herein as "the Parties".

     WHEREAS, IYI owns certain notes, outlines, books, compositions, writings, inventions, processes, computer programs, ideas, know-how, formulae, trade secrets, patents, trademarks, trade names, brand names, copyrights, intangibles or tangibles directly related or incidental to the training of youth workers and transferred to IYI by YSI, a non-exhaustive list of which is set forth on Exhibit A hereto, ("Intellectual Property") which are commercially valuable and used in IYI's educational activities and in a variety of products and services ("IYI Products and Services"); and

     WHEREAS, the Intellectual Property covered by this License was purchased by IYI from YSI pursuant to that certain Agreement For the Transfer and Assignment of Intellectual Property Rights ("Assignment") of even date, appended hereto and incorporated herein by reference; and

     WHEREAS, IYI desires to grant YSI a license to use the Intellectual Property; and

     WHEREAS, YSI desires to license from IYI, the exclusive use (with the exception of use by IYI) of the Intellectual Property; and

     WHEREAS, the grant of this License to use the Intellectual Property constitutes an integral part of the consideration to YSI for the sale of the Intellectual Property in the Assignment to IYI, YSI would not have sold the Intellectual Property to IYI without the execution of this License Agreement.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1.   Grant of License.

     A.  Grant of License.  Subject to the provisions of this License, IYI
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grants to YSI a perpetual, irrevocable, fully paid-up and royalty-free license and right to use the Intellectual Property (subject to the provisions of Section 4 of the Assignment) anywhere in the world, subject to the provisions of Section 3C hereof.
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Nothing in this License shall be construed as granting rights to use any intellectual property other than the Intellectual Property, and any enhancements covered in Section 1E. Except as set forth in the following sentence, the License is, and shall at all times continue to be, exclusive in nature, and IYI hereby agrees that it shall not grant to any person, party or entity any right, license or privilege with respect to the Intellectual Property. Nothing contained in this Agreement shall be construed, however, to limit, prohibit, restrict or preclude the use of the Intellectual Property or the IYI Products or Services by IYI or any of its subsidiaries for any purpose permitted by the terms of the Assignment.

     B. As a significant and material characteristic of the License contracted for by YSI in this Agreement, the provisions of Section 4 of the Assignment are specifically incorporated herein by reference and constitute the obligations of IYI herein as if fully set forth in this Agreement.

     C.  Independent Contractors.  YSI's relationship with IYI, and IYI's
         -----------------------
relationship with YSI, during the term of this License will be that of independent contractors. Neither Party will have, and will not represent that it has, any authority to bind the other Party, to assume or create any obligation, express or implied, to enter into any agreement or licenses on behalf of the other Party or to make any warranties or representations on behalf of the other Party or in the other Party's name.

     D.  IYI's Reserved Rights. Except for those uses as expressly and
         ---------------------
specifically permitted by this License and the Assignment Agreement, all rights are reserved to IYI. IYI does not sell any IYI Products or Intellectual Property to YSI by this License.

     E.  Discoveries. Improvements and Derivative Works.  In the event that IYI
         ----------------------------------------------
or YSI (the "Developing Party") develops, discovers, or creates any improvements, enhancements, revisions, derivatives or alternative uses of the Intellectual Property, which may be applicable to the other Party, the Developing Party agrees to make available all such developments, discoveries, improvements, enhancements, revisions, derivatives or alternative uses (and all information directly related thereto and necessary for the use thereof) to the other Party without additional consideration.

     F.  Permission to Sublicense.  YSI shall not have the right to sublicense
         ------------------------
the Intellectual Property without the prior written consent of IYI, which shall not be unreasonably withheld provided, however, that nothing contained herein shall prevent or prohibit YSI from sublicensing to, or permitting use of the Intellectual Property by, any subsidiary, affiliate or joint venture or other partner of YSI. YSI represents and warrants that in the event permission to sublicense is granted, that sublicense will contain provisions at least as favorable as this License with respect to the protection of the Intellectual Property.
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     G.  IYI WARRANTY.  ALL Intellectual property IS LICENSED TO YSI "AS IS."
         ------------
IYI DISCLAIMS ALL WARRANTIES, INCLUDING BUT NOT LIMITED TO THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR THE WARRANTY OF MERCHANTABILITY.

2.   Covenants.

     A.  Notification.  Each of YSI and IYI shall notify the other party in
         ------------
writing of the existence of any claim or proceeding by or against such party involving the Intellectual Property or the IYI Products within 10 days of the filing or commencement of such claim or proceeding, or within 10 days of such party's learning of such claim or proceeding, whichever is later.

     B.  Permitted Use.  IYI agrees that, during the existence of the License,
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it shall not assert any claim for infringement of the Intellectual Property against YSI, for any use of the Intellectual Property that is consistent with the terms of the License.

     C.  Further Assurances. IYI agrees to execute, make, acknowledge, file and
         ------------------
deliver such further instruments, agreements, certificates and other documents as may be reasonably requested by YSI in order to more fully evidence the License granted herein, to record this License or notices of the License granted herein with any governmental agency or instrumentality or otherwise to effectuate the full purpose of this License.

     D.  Infringement.  In the event that either party becomes aware of any use
         ------------
of any name, symbol, design, logo, information or other device which it considers to be an infringement of the intellectual property rights in the Intellectual Property or any derivative product thereof or to constitute unfair competition with respect to the Intellectual Property or such derivative product(s), such party shall promptly notify the other party of the same. IYI shall have a period of 30 days from and after its giving or receiving of such notice to advise YSI of its proposed actions in connection with such infringement or unfair competition. If IYI elects not to institute any legal proceedings or not to take any action with respect thereto, YSI shall have the right to institute any legal proceedings or tee any other actions in its own name, at its sole cost and expense, to remedy any such infringement or unfair competition. IYI and YSI shall cooperate with each other, at their respective cost and expense, in connection with any action or other legal proceeding instituted with respect to the Intellectual Property or the derivative products thereof. Any recovery resulting from the initiation of any legal proceedings or other actions shall be equitably apportioned between IYI and YSI unless YSI shall have funded the full cost and expenses thereof, or unless IYI shall have filed a petition under Title 11 of the United States Code, as amended, in which cases, YSI shall be entitled to receive and retain, without participation by IYI, the full amount of any such recovery. IYI
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and YSI shall cooperate with each other in defending any claim of infringement, unfair competition or the like asserted by a third party against IYI or YSI which relates to wide use of the Intellectual Property or any derivative products thereof.

3. Proprietary Information.

     A.  Obligation.  Each of IYI and YSI acknowledge that in the course of
         ----------
using the Intellectual Property and performing various obligations under this License, it may obtain information relating to the other Party which is of a confidential and proprietary nature to such other party ("Proprietary Information"). Such Proprietary Information includes without limitation trade secrets, know-how, formulas, compositions of matter, inventions, techniques, processes, programs, diagrams, customer and financial information aid safes and marketing plans, such as customer or prospect lists. Each of IYI and YSI will
(a) use such Proprietary Information only as reasonably necessary in connection with the use of the Intellectual Property, (b)hold such Proprietary Information in strict confidence and exercise due care with respect to its handling and protection of such Proprietary Information, providing at least as much protection as such party would use in protecting its own proprietary and/or trade secret information, and (c) disclose, divulge or publish the same only to such of its employees who have a business need to know in order for IYI or YSI, as the case may be, to make proper use of the Intellectual Property. Each of IYI and YSI further agrees to ensure that any such employee keeps all Proprietary Information of the other party in confidence and does not use or disclose such Proprietary Information except as permitted, and further to return all copies of all Proprietary Information of the other party in its possession, control or custody immediately upon termination or expiration of this License.

     B.  Exceptions.  The obligations contained in Section 3(A) will not apply
         ----------
to Proprietary Information which (a) is or becomes public knowledge without the fault or action of the other party, (b)is received by the other party from a source other than the originating parry, which source received the information without violation of any confidentiality restriction, (c) is independently developed by the other party without violation of any confidentiality restriction or (d) is or becomes available on an unrestricted basis from the originating party whose Proprietary Information is at issue.

     C. The parties acknowledge the provisions of Section 10 of the Assignment (Covenant Not to Compete) and specifically incorporate such provisions by herein by reference.

4. Indemnification.

     A.  Indemnification by IYI.  IYI shall defend, indemnify and hold harmless
         ----------------------
YSI and its subsidiaries, and the officers, directors, employees, agents, successor
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and assigns of YSI or any of its subsidiaries, from and against all claims, damages, judgments, fines, penalties, costs or expenses incurred or sustained by YSI or any of its subsidiaries, or the officers, directors, employees, agents, successors or assigns of YSI or any of its subsidiaries, (i) by reason of any direct or indirect breach by IYI of any of the representations, warranties, covenants or agreements of IYI contained in this License or (ii) in connection with the Intellectual Property or any derivative product thereof, as a result of the negligent or intentional misconduct of IYI or its officers, directors, employees or agents.

     B.  Indemnification by YSI.  YSI shall defend, indemnify and hold harmless
         ----------------------
IYI and its subsidiaries and its officers, directors, employees, agents, successor and assigns from and against all claims, damages, judgments, fines, penalties, costs or expenses incurred or sustained by IYI, or its officers, directors, employees, agents, successors or assigns, (i) by reason of any direct or indirect breach by YSI of any of the representations, warranties, covenants or agreements of YSI contained in this License or (ii) in connection with the IYI Intellectual Property or any derivative product thereof, as a result of the negligent or intentional misconduct of YSI or its officers, directors, employees or agents.

5.  Proprietary Rights.

     Use During License.  During the term of this License, YSI is authorized by
     ------------------
IYI to use the intellectual property used by IYI for IYI Products and Services in connection with YSI's advertisement and promotion of IYI Products and Services. YSI's use of such intellectual property will be in accordance with IYI's policies in effect from time to time, including but not limited to trademark usage and cooperative advertising policies.

6.  Term and Termination of License.

     A.  Term.  This License is for a perpetual term and shall continue in full
         ----
force and effect from and after the date hereof unless and until terminated in accordance with this Section 6, and nothing contained in this License will be interpreted as requiring either party to renew this License. Notwithstanding the provisions of this Section, or any other provisions of this License, this License may be terminated at any time as set forth below.

     B.  Automatic Termination. (i) This License shall terminate automatically,
         ---------------------
with no further act or action of either party, and all right, title and interest in the Intellectual Property shall be transferred, conveyed and assigned to YSI, immediately upon the reversion back to YSI of the Intellectual Property in accordance with Section 4 of the Assignment.

7.   Limitation of Liability.

     IN NO EVENT WILL EITHER YSI OR IYI BE LIABLE FOR ANY ANTICIPATORY PROFITS OR PUNITIVE DAMAGES OF ANY KIND, FROM ALL CAUSES OF ACTION OF ANY KIND, INCLUDING TORT (INCLUDING NEGLIGENCE), CONTRACT AND BREACH OF WARRANTY, EVEN IF YSI OR IYI HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

8.   Remedies.

     Each of IYI and YSI hereby acknowledges and agrees that (i) a remedy at law may not adequately protect the rights of IYI or YSI in the event of any breach or threatened breach of the provisions of this Agreement by the other party or any of its officers, employees, representatives, agents or affiliates, and (b) any such breach or threatened breach of such provisions will result in irreparable harm to the non-breaching party. Therefore, without prejudice to any other remedies at law or in equity to which they may be entitled, each of IYI and YSI hereby agrees that the non-breaching party shall be entitled to seek injunctive relief in any court of competent jurisdiction in the event of any actual or threatened breach of any of the provisions of this Agreement in order to prevent or terminate the continuance of any such breach or threatened breach of such provisions, together with reimbursement of legal and other expenses and fees incurred by the non-breaching party in enforcing such provisions or seeking such relief.

9.   Bankruptcy Provisions.


     A. The parties hereto acknowledge and agree that the Intellectual Property is "intellectual property" as that term is defined by Title 11 of the United States Code, as amended ("Title 11").

     B. IYI agrees that in the event a petition is filed by or against it under Title 11 Chapter 7, IYI will consent to YSI's obtaining relief under 11 U.S.C.
(S)107.

     C. IYI agrees that, in the event that a petition is filed by or against IYI under Title 11 Chapter 11, or IYI becomes the subject of receivership proceedings, IYI or any subsequently appointed trustee or receiver shall, at the sole option of and on written request by YSI, continue to perform under this Agreement. Further, IYI and any trustee or receiver shall not interfere with the rights of YSI as provided in this Agreement, including but not limited to any covenant not to compete, or confidentiality provisions, which rights shall continue in YSI.

10.  General.
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     The General Terms of this License shall be the terms set forth in paragraph
13 of the Agreement for the Transfer and Assignment, which is appended hereto and incorporated by reference herein.

     IN WITNESS WHEREOF, the parties hereto have executed this License Agreement as of the date first written above.

Youth Services International, Inc.     International Youth Institute, Inc.

By: /s/ Timothy P. Cole                By: /s/ Thad A. Wolfe
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Title: Timothy P. Cole,
       Chief Executive Officer         Title: Chairman & Chief Executive Officer
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                                   EXHIBIT A


The following is a representative, nonexhaustive list of Intellectual Property being purchased, assigned and licensed back:

     .  Curriculum as received from YSI

     .  The 3 I's

     .  YSI Formula for Success

     .  World of Work

     .  Transfer of Experienced Trainers

     .  Youth Development Professionals Career Path

     .  Comprehensive YSI Program